UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
April 30, 2010
(Date of earliest event reported)

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 North Canal St.
Natchez, Mississippi  39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.02.  Termination of a Material Definitive Agreement

Callon Petroleum Company announced on April 30, 2010 that it has redeemed $16,052,000 of its 9.75% Notes due 2010 (the “Notes”), which represent all remaining Notes outstanding at a redemption price of 101.0% of their principal amount, plus accrued and unpaid interest to, but not including, the date of redemption. The redemption was made in accordance with the terms of the Indenture governing the Notes by and among the Company, American Stock Transfer and Trust Company as Trustee. As a result of the redemption and under the terms of the Indenture for the Company’s 13% Senior  Notes due 2016 (the “13% Notes”), a second lien on the Company’s oil and gas properties for the benefit of the holders of the 13% Notes will be automatically released.

Section 7 — Regulation FD

Item 7.01.  Regulation FD Disclosure

The following information, including the press release attached as Exhibit 99.1, is being furnished pursuant to Item 7.01 “Regulation FD Disclosure,” not filed, for purposes of Section 18 of the Exchange Act.  This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On April 30, 2010, Callon Petroleum Company issued the press release attached as Exhibit 99.1 announcing the redemption.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Title of Document

4.1
Indenture for the Company’s 9.75% Senior Notes due 2010, dated March 15, 2004 between Callon Petroleum Company and American Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.16 of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2004, File No. 001-14039)

4.2
Supplemental Indenture for the Company’s 9.75% Senior Notes due 2010, dated April 4, 2008 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed April 9, 2008, File No. 001-14039)

4.3
Second Supplemental Indenture for the Company’s 9.75% Senior Notes due 2010, dated November 24, 2009, between Callon Petroleum Company and American Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.6 of the Company’s Report on Form 10-K for the year ended December 31, 2009)

4.4
Indenture for the Company’s 13.00% Senior Notes due 2016, dated November 24, 2009, between Callon Petroleum Company, the subsidiary guarantors described therein, Regions Bank and American Stock Transfer & Trust Company (incorporated by reference to Exhibit T3C to the Company’s Form T-3, filed November 19, 2009, File No. 022-28916)

99.1	Press release dated April 30, 2010 announcing the redemption.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company

April 30, 2010	By:	/s/ B. F. Weatherly
B.F. Weatherly
Executive Vice President and
Chief Financial Officer

Exhibit Number	Title of Document

4.1
Indenture for the Company’s 9.75% Senior Notes due 2010, dated March 15, 2004 between Callon Petroleum Company and American Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.16 of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2004, File No. 001-14039)

4.2
Supplemental Indenture for the Company’s 9.75% Senior Notes due 2010, dated April 4, 2008 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed April 9, 2008, File No. 001-14039)

4.3
Second Supplemental Indenture for the Company’s 9.75% Senior Notes due 2010, dated November 24, 2009, between Callon Petroleum Company and American Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.6 of the Company’s Report on Form 10-K for the year ended December 31, 2009)

4.4
Indenture for the Company’s 13.00% Senior Notes due 2016, dated November 24, 2009, between Callon Petroleum Company, the subsidiary guarantors described therein, Regions Bank and American Stock Transfer & Trust Company (incorporated by reference to Exhibit T3C to the Company’s Form T-3, filed November 19, 2009, File No. 022-28916)

99.1	Press release dated April 30, 2010 announcing the redemption.